EXTENSION

Scientific Industries, Inc., a Delaware corporation, 80 Orville Drive, Suite 102, Bohemia, New York 11716 (the "Company"), and Helena R. Santos (the ?Employee?) hereby agree that the Employment Agreement between the Company and the Employee dated September 13, 2011 as amended by the Amended Employment Agreement, dated May 20, 2013 be amended in the following particulars only:

1.	The period of employment is extended through June 30, 2016.

2.	The compensation to be paid to Employee for the period
commencing July 1, 2015 ending June 30, 2016 shall be the greater of: (i) $157,080, or (ii) an amount which represents the same percentage increase, if any, in the Consumer Price Index for the year ending June 30, 2015 from that of June 30, 2014. The Company at the sole and absolute discretion of the Board may pay to Employee a bonus for her services during each of the fiscal years ending June 30, 2015, and June 30, 2016

All other terms and provisions shall remain in full form and effect.

Dated: June 9th, 2015
					SCIENTIFIC INDUSTRIES, INC.


					By:	/s/ Robert P. Nichols
                                                _____________________
				                Robert P. Nichols,
						Executive Vice President



					           HELENA R. SANTOS

                                                 /s/ Helena R. Santos
					      _________________________